Filed pursuant to Rule 497(a)

Registration File No. 333-257252

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Silver Spike Investment Corp. Files Registration Statement for Initial Public Offering

NEW YORK, July 1, 2021 - Silver Spike Investment Corp. (“SSIC”), a newly-organized closed-end management investment company that has elected to be treated as a business development company, filed a registration statement on June 21, 2021 with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering of its common stock. SSIC has applied to have its common stock approved for listing on the NASDAQ Stock Market under the symbol “SSIC.” The completion of the proposed offering depends upon several factors, including market and other conditions.

SSIC will be managed by Silver Spike Capital, LLC. SSIC’s investment objective will be to maximize risk-adjusted returns on equity for its shareholders. SSIC intends to achieve its investment objective by investing primarily in secured debt, unsecured debt, equity warrants and direct equity investments in middle-market cannabis companies and other companies in the health and wellness sector.

SSIC intends to use the net proceeds of this offering to make investments in accordance with its investment objective and strategies and for general corporate purposes.

Stifel, JMP Securities LLC and Piper Sandler & Co. are acting as joint book-running managers for the offering. Cantor Fitzgerald & Co. and Oppenheimer & Co. Inc. are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of SSIC before investing. The information in the registration statement is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate Department, One Montgomery Street, Suite 3700, San Francisco, CA 94104, by email at syndprospectus@stifel.com.

About Silver Spike Investment Corp.

Silver Spike Investment Corp. (“SSIC”) is a newly-organized specialty finance company formed to invest across the cannabis ecosystem through investments in the form of direct loans to, and equity ownership of, privately held cannabis companies. SSIC has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. SSIC will be managed by Silver Spike Capital, LLC. Silver Spike Capital, LLC is an investment manager focused on the cannabis and alternative health and wellness industries.

Contact:

Samantha Lewis

914-629-9949

sam@silverspikecap.com